Prospectus supplement dated September 14, 2021
to the following prospectus(es):
Soloist prospectus dated May 1, 2021
Successor prospectus dated May 1, 2008
This supplement updates certain information contained in your prospectus. Please read it and keep it with your prospectus for future reference.
The following disclosure changes are made to the prospectus:
The prospectus offers the following underlying mutual funds as investment options under the contract.
Effective on or about August 31, 2021, the name of the investment options are updated as indicated below:
CURRENT NAME	UPDATED NAME
Nationwide Mellon Dynamic U.S. Core Fund - Class A	Nationwide BNY Mellon Dynamic U.S. Core Fund - Class A
Nationwide Mellon Dynamic U.S. Core Fund - Class R6	Nationwide BNY Mellon Dynamic U.S. Core Fund - Class R6
PROS-0563
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